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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) April 14, 2000

                               View Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Florida                   1-15247                  59-2928366
 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

           925 West Kenyon Avenue, Suite 15, Englewood, Colorado 21046
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      303 783 9153


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Prior to becoming a reporting company under the Securities Exchange Act of 1934 - the Exchange Act, we acquired a privately held company, RealView Systems, Inc., a Colorado corporation. The acquisition occurred on October 6, 1998. RealView Systems was acquired by View Systems through a share exchange "B" reorganization under Section 368 of the Internal Revenue Code. As a result of the acquisition, RealView Systems became a wholly owned subsidiary of View Systems. We decided to account for the acquisition of RealView Systems as a pooling of interest. Therefore, all financial statements and financial information for View Systems were restated to include the amounts and results of operations of RealView Systems and View Systems for all periods.

            Following the acquisition of RealView Systems, we decided to become a fully reporting company under the Exchange Act. To become a reporting company, we filed a registration statement to register our common stock under Section 12(g) of the Exchange Act on August 13, 1999, on Form 10SB. As required by regulation SB, Item 310, we were required to include audited statements of income, cash flows and changes in stockholders' equity for 1997 and 1998. This required us to include the financial information for RealView Systems for 1997 and 1998.

           RealView Systems had engaged the accounting firm of Katz, Abosch, Windesheim, Gershman & Freedman, P.A. - Katz, Abosch - to provide audit accounting services and to render an independent audit report, dated June 1, 1998, of the financial statements of RealView Systems, Inc., as of December


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31, 1997, and the related statements of operations, stockholders' equity and cash flows for the year then ended and for the period from September 15, 1993 (inception) to December 31, 1997. In that report, Katz, Abosch gave an unqualified opinion that the financial statements for RealView fairly, and in all material respects, represented the financial position of RealView Systems. The statements showed little activity and not substantial assets and liabilities for RealView Systems.

         We requested and received Katz, Abosch's authorization to include the results of their audit of our financial reports in our Form 10SB and in our registration statement on Form SB-2, which we filed on January 11, 2000. However, as a matter of its own internal policy, Katz, Abosch does not provide audit accounting services to public companies. Therefore, it did not offer to provide audit accounting services to View Systems and we engaged another company, Stegman & Company, that does provide audit accounting services to public companies. Stegman & Company has provided audited account services to View Systems for the time periods from 1998 to the present.

         Katz, Abosch did not render an adverse opinion or disclaimer of opinion with regard to its audit of the financial statements of RealView, nor was its audit work for RealView modified as to uncertainty, audit scope, or accounting principles. The decision to engage Stegman & Company as our auditors was approved by both our board of directors and shareholders. We did not have any disagreements with Katz, Abosch on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a)    Exhibits


Exhibit No.                           Description
-----------                           -----------
16.1                    Letter From Katz, Abosch, Windesheim, Gershman &
                        Freedman, P.A. to View Systems, Inc., dated April 11,
                        2000


16.2                    (1) Letter From Katz, Abosch, Windesheim, Gershman &
                        Freedman, P.A. to View Systems, Inc., dated December,
                        1999, consenting to the use of their audits of View
                        Systems' financial reports in View Systems Form SB-2
                        Registration Statement


16.3                    Letter To Katz, Abosch, Windesheim, Gershman & Freedman,
                        P.A. From View Systems, Inc. setting forth consent to use of their audits of View Systems' financial statements in View Systems Form 10SB Registration
                        Statement



--------------------------------------------------------------------------------
(1) Incorporated by reference to Registrant's Registration Statement on Form SB-2 filed with the Commission on January 11, 2000


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FORWARD-LOOKING STATEMENTS

This Report contains, in addition to historical information, statements by the Company with respect to expectations about its business and future financial results, which are "forward-looking" statements under the Private Securities Litigation Reform Act of 1995. These statements and other statements made elsewhere by the Company or its representatives, which are identified or qualified by words such as "likely", "will," "suggests," "expects," "may," "believe," "could," "should," "would," "anticipates" or "plans," or similar expressions, are based on a number of assumptions that are subject to risks and uncertainties. Actual results could differ materially from those currently anticipated or suggested due to a number of factors, including those set forth herein, those set forth in the Company's Annual Report on Form 10-K and in the Company's other SEC filings, and including, risks relating to the dependence on retaining key personnel and the effect of sales of shares of stock on our share price. All forward-looking statements are based on information available as of the date hereof, and the Company does not assume any obligation to update such forward-looking statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    View Systems, Inc.
                                       (Registrant)

                                    Andrew L. Jiranek /S/
                              Vice President & General Counsel

Date: April 14, 2000                    (Signature)*


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Exhibit 16.1       Letter From Katz, Abosch, Windesheim, Gershman & Freedman,
                   P.A. to View Systems, Inc., dated April 12, 2000

                   Katz, Abosch, Windesheim, Gershman & Freedman, P.A.
                                   Letter head

April 12, 2000


VIA TELEFAX & REGULAR MAIL

View Systems, Inc.
C/o Andrew L. Jiranek
9693 Gerwig Lane, Suite O
Columbia, Maryland  21046


         Re:       AUDIT WORK FOR VIEW SYSTEMS, INC.

Dear Mr. Jiranek:

I am writing to confirm the reason why our firm elected not to offer to provide audit services to View Systems, Inc.

As you know, our firm provided an independent audit report, dated June 1, 1998, of the financial statements of RealView Systems, Inc., as of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the year then ended and for the period from September 15, 1993 (inception) to December 31, 1997. In that report, we gave an unqualified opinion. The statements showed little activity and not substantial assets and liabilities for RealView Systems.

We understand from you that RealView Systems was acquired by View Systems, Inc. on October 6, 1998, through a share exchange "B" reorganization under Section 368 of the Internal Revenue Code and that, as a result of the acquisition, RealView Systems became a wholly owned subsidiary of View Systems. Further, you advised us that the acquisition of RealView Systems was accounted for as a pooling of interest and all financial statements and financial information for View Systems was restated to include the amounts and results of operations of these companies for all periods.

We understood that following its acquisition of RealView Systems, View Systems was going to register to be a fully reporting company under the Securities Exchange Act of 1934. In order to register a class of securities under the Securities Exchange Act of 1934, View Systems was required to provide two years audited financial statements. For this reason, we consented to incorporation of our report on the financial condition of RealView Systems, dated June 1, 1998, into View Systems' Form 10SB and 10SB/A and use of our audit report for the indicated time frames.

However, we decided not to offer to provide audit accounting services to View Systems following its acquisition of RealView Systems. Our firm's policy is to not provide audit accounting services to public companies. We provide these types of services only to privately held companies, such as RealView. Because View Systems was a public company, or was registering to become a public company, we declined the opportunity to provide audit services. Therefore, we elected not to provide audit accounting services to View Systems, or any of its subsidiaries, including RealView Systems.

In providing audit services to RealView, we did not render an adverse opinion or disclaimer of opinion with regard to our audit of the financial statements, nor was our audit work for RealView modified as to uncertainty, audit scope, or accounting principles. We did not experience any disagreements with management on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

If you have any further questions about this decision, or need any other information regarding the decision, please don't hesitate to contact me.

Sincerely,



Joel B. Charkatz

JBC//kdb

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Exhibit 16.3       Letter To Katz, Abosch, Windesheim, Gershman & Freedman, P.A.
                   From View Systems, Inc. setting forth consent to use of their audits of View Systems' financial statements in View Systems Form 10SB Registration Statement


                                  July 15, 1999

VIA TELEFAX & REGULAR MAIL


Mr. Joel Charkatz
Katz, Abosch, Windesheim, Gershman & Freedman, P.A.
40 York Road
Baltimore, Md.  21204


         Re:      REALVIEW SYSTEMS, INC.

Dear Joel:

         I am writing regarding your independent audit report of the financial statements of RealView Systems, Inc., as of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the year then ended and for the period from September 15, 1993 (inception) to December 31, 1997. In your report, you gave an unqualified opinion that the financial statements for RealView fairly, and in all material respects, represented the financial position of RealView Systems. The statements showed little activity and not substantial assets and liabilities for RealView Systems.

         As you know, RealView Systems was acquired by View Systems, Inc. on October 6, 1998, through a share exchange "B" reorganization under Section 368 of the Internal Revenue Code. As a result of the acquisition, RealView Systems has become a wholly owned subsidiary of View Systems. The acquisition of RealView Systems is being accounted for as a pooling of interest and all financial statements and financial information for View Systems has been restated to include the amounts and results of operations of these companies for all periods.

         View Systems is currently preparing a Form 10-SB for filing with the SEC and NASDAQ, in order to become a reporting company under the Securities and Exchange Act of 1934. This form needs to incorporate by reference audited financial statements for RealView Systems and we would like to incorporate the audit your prepared in this Form 10-SB. We are asking that you consent to such incorporation and use of your audit report for RealView Systems for the indicated time frames.

         Please indicate your consent by signing this letter where provided below and faxing it back to me. If you have any questions regarding this letter, please give me a call.

         Thank you in advance for your cooperation with this request.


                                  Very Truly Yours,

                                  Andrew L. Jiranek

Agreed:


----------
Joel Charkatz, for
Katz, Abosch, Windesheim, Gershman & Freedman, P.A.